SECTION 16 REPORTS
POWER OF ATTORNEY

	Know all by these presents,

that the undersigned hereby constitutes and appoints Susan Boutelle and

Paul J. Soni or either of them, signing singly, the undersigneds true and lawful attorney-in-fact to:

	(1)	execute for and on behalf of the

undersigned, in the undersigneds capacity as an officer, director and/or

10% shareholder of Roper Industries, Inc. (the "Company"), Forms 3, 4,
and
5 in accordance with Section 16(a) of the Securities Exchange Act of
1934
and the rules thereunder;

	(2)	do and perform any and all
acts for and
on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and timely file such form with the Securities and Exchange Commission and any stock exchange or similar authority; and

	(3)	take any other action of
any type
whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-facts discretion.

	The undersigned
hereby grants to each
such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigneds responsibilities to comply with Section
16 of the Securities Exchange Act of 1934.

	This Power of
Attorney
shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigneds holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned
has
caused this Power of Attorney to be executed as of this 1 day of December,
2005.

						/s/ David B. Liner
						David B. Liner